SEGMENTS	3 Months Ended
Mar. 31, 2014
Segment Reporting [Abstract]
Segment Reporting Disclosure

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Teva currently has two reportable segments: generic and specialty medicines. The generics segment develops, manufactures, sells and distributes generic or branded generic medicines as well as active pharmaceutical ingredients ("API"). The specialty segment engages in the development, manufacture, sale and distribution of branded specialty medicines such as those for central nervous system, oncology and respiratory indications, as well as those marketed in the women's health and other specialty businesses.

Teva's other activities include the over-the-counter ("OTC") medicines business, distribution activity mainly in Israel and Hungary and medical devices. The OTC activity is primarily conducted through a joint venture with The Procter & Gamble Company, which combines Teva's production capabilities and market reach with Procter & Gamble's marketing expertise and expansive global platform.

Teva's chief executive officer, who is the chief operating decision maker ("CODM"), reviews financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues and contributed profit by the two identified reportable segments, namely generic and specialty medicines, and revenues by geographical markets.

The accounting policies of the individual segments are the same as those described in the summary of significant accounting policies in note 1 to the annual consolidated financial statements included in Teva's Annual Report on Form 20-F, for the year ended December 31, 2013.

Segment profitability is comprised of gross profit for the segment, less S&M and R&D expenses related to the segment. Segment profitability does not include G&A expenses, amortization and certain other items.

Teva manages its assets on a total company basis, not by segments, as many of its assets are shared or commingled. Teva's CODM does not regularly review asset information by operating segment, and therefore Teva does not report asset information by operating segment.

During the three months ended March 31, 2014, the classification of certain of our products was changed, in line with the Company's strategy. The comparable figures have been conformed to reflect the revised classification for all periods.

During 2014, Teva's new chief executive officer is reviewing the Company's strategy and organizational structure. Any changes in strategy may lead to a reevaluation of Teva's current segments and goodwill assignment

Segment information

The following tables present profitability by segments, and a reconciliation of Teva's segment profitability to Teva's consolidated income before income taxes for the three months ended March 31, 2014 and 2013:

	Generics		Specialty
	Three months ended March 31,		Three months ended March 31,
	2014	2013	2014	2013
	U.S.$ in millions		U.S.$ in millions

Revenues	$2,398	$2,328	$2,114	$2,052
Gross profit	1,042	951	1,843	1,786
R&D expenses	124	108	227	201
S&M expenses	419	461	499	453
Segment profitability	$499	$382	$1,117	$1,132

	Three months ended
	March 31,
	2014	2013
	U.S.$ in millions

Generic medicine profitability	$499	$382
Specialty medicine profitability	1,117	1,132
Total segment profitability	1,616	1,514
Profitability of other activities	51	43
Total profitability	1,667	1,557
Amounts not allocated to segments:
Amortization	285	279
General and administrative expenses	302	307
Legal settlements and loss contingencies	29	27
Impairments, restructuring and others	57	58
Other unallocated amounts	22	12

Consolidated operating income	972	874
Financial expenses - net	81	175
Consolidated income before income taxes	$891	$699

Segment revenues by geographic area:
	Three months ended March 31,
	2014	2013
	U.S.$ in millions
Generic Medicines
United States	$1,048	$893
Europe*	818	849
Rest of the World	532	586
Total Generic Medicines	2,398	2,328
Specialty Medicines
United States	1,530	1,480
Europe*	482	448
Rest of the World	102	124
Total Specialty	2,114	2,052
Other Revenues
United States	51	68
Europe*	207	197
Rest of the World	231	256
Total Other Revenues	489	521
Total Revenues	$5,001	$4,901

*	All members of the European Union, Switzerland, Norway, Albania and the countries of former Yugoslavia.

Net revenues from specialty medicines were as follows:

	Three months ended March 31,
	2014	2013

	U.S. $ in millions

CNS	$1,413	$1,359
Copaxone®	1,070	1,064
Azilect®	114	93
Nuvigil®	101	83
Oncology	262	239
Treanda®	180	171
Respiratory	230	234
ProAir®	114	88
Qvar®	71	94
Women's health	124	124
Other Specialty	85	96
Total Specialty Medicines	$2,114	$2,052

A significant portion of our revenues, and a higher proportion of our profits, come from the manufacture and sale of patent-protected pharmaceuticals. Many of our innovative products are covered by several patents that expire at different times. Nevertheless, once patent protection has expired, or has been lost prior to the expiration date as a result of a legal challenge, we no longer have exclusivity on these products, and generic pharmaceutical manufacturers are able to produce similar (or purportedly similar) products and sell them for a lower price. The commencement of generic competition, even in the form of non-equivalent products, can result in a substantial decrease in revenues for a particular innovative drug in a very short time. Any such expiration or loss of intellectual property rights could therefore significantly adversely affect our results of operations and financial condition.

In particular, as a result of a successful patent challenge in the United States, we are facing the loss of U.S. patent exclusivity in May 2014 for Copaxone®, our leading innovative product. As a result, we may face generic competition in the United States for the 20 mg/mL version as early as May 2014, assuming FDA approval. We have patents expiring in May 2015 in most of the rest of the world. We are in discussions with the FDA regarding clinical trial requirements for any proposed generic version of Copaxone®, and we are not aware of the imminent approval of such a product. Nonetheless, the introduction of any generic competition (even a purported generic) for Copaxone® would likely have a material adverse effect on our financial results and cash flow. Moreover, our business strategy for Copaxone® relies heavily on the successful introduction of Copaxone® 40 mg/mL and the continued migration of a substantial percentage of current daily Copaxone® patients to this new version. If we fail to commercialize this new product according to our plans, there could be a further material adverse effect on our financial results and cash flow.

For the three months ended March 31, 2014, Copaxone® revenues in the United States, which include revenues from both Copaxone® 20 mg/mL and our new Copaxone® 40 mg/mL product, amounted to $816 million (approximately 31% of our U.S. revenues) and Copaxone® revenues outside the United States amounted to $254 million (approximately 11% of our non-U.S. revenues).

The profitability of our multiple sclerosis franchise, which is comprised of our Copaxone® products and laquinimod (a developmental compound for the treatment of MS), was $774 million for the three months ended March 31, 2014, compared to $825 million for the three months ended March 31, 2013. The profitability of our multiple sclerosis franchise as a percentage of Copaxone® revenues was 72.3% for the three months ended March 31, 2014 and 77.5% for the three months ended March 31, 2013.